                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeking growth of capital and income

KEMPER
BLUE CHIP FUND

                     "...In an uncertain market climate,
                        we found attractive valuations
                         and new opportunities. ..."


                                                 [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
19
Financial Highlights
22
Shareholders' Meeting



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER BLUE CHIP
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                           17.78%
CLASS B                                           17.30%
CLASS C                                           17.37%
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*    17.38%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                      AS OF     AS OF
                                     4/30/98   10/31/97
--------------------------------------------------------------------------------
    KEMPER BLUE CHIP
    FUND CLASS A                     $18.22     $17.68
--------------------------------------------------------------------------------
    KEMPER BLUE CHIP
    FUND CLASS B                     $18.15     $17.61
--------------------------------------------------------------------------------
    KEMPER BLUE CHIP
    FUND CLASS C                     $18.25     $17.69
--------------------------------------------------------------------------------

KEMPER BLUE CHIP
FUND RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY*

                         CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR              #405 OF 657 FUNDS    #452 OF 657 FUNDS     #449 OF 657 FUNDS
--------------------------------------------------------------------------------
5-YEAR              #188 OF 260 FUNDS            N/A                   N/A
--------------------------------------------------------------------------------
10-YEAR             #110 OF 140 FUNDS            N/A                   N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER BLUE CHIP FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

                              CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND               $.0925      $.0122      $.0178
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN       $ 1.69      $ 1.69      $ 1.69
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN        $  .50      $  .50      $  .50
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUNDS' STYLE

EQUITY STYLE BOX

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar's Style Box is based on a portfolio date as of April 30, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a ' description of investment policies.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

VALUE STOCK The stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of 7 percent in the U.S. equity market.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

     As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

     Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

     While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

     On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

     Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

     Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

     U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

     Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

     Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

     Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                    NOW (5/31/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)                5.65            5.81            6.49            6.91
PRIME RATE(2)                           8.5             8.5             8.5             8.25
INFLATION RATE(3)*                      1.5             1.89            2.23            2.89
THE U.S. DOLLAR(4)                      6.86           10.26            5.52            9.15
CAPITAL GOODS ORDERS(5)*                9.28           10.28            7.16            3.48
INDUSTRIAL PRODUCTION(5)*               3.85            5.76            4.28            3.79
EMPLOYMENT GROWTH(6)                    2.61            2.8             2.5             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

     In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

     Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

     As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

     Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE PERIOD FROM OCTOBER 31, 1997 THROUGH APRIL 30, 1998, THE MARKET PERFORMED ROBUSTLY BUT EXPERIENCED A GREAT DEAL OF VOLATILITY. LEAD PORTFOLIO MANAGER TRACY MCCORMICK CHESTER DISCUSSES HOW SHE POSITIONED THE FUND TO TURN IN ABOVE-AVERAGE PERFORMANCE RELATIVE TO ITS PEER GROUP.

Q     HOW WOULD YOU DESCRIBE THE STOCK MARKET DURING THESE PAST SIX MONTHS?

A     Overall, the stock market posted strong gains, but not without considerable volatility along the way. The Russell 1000 Index, a benchmark for large-capitalization growth stocks, returned 21.93 percent, and the S&P 500 Index gained 22.50 percent. The market favored large-cap stocks over smaller company issues, and the U.S. outperformed international markets. These gains were made in a choppy and rotational market climate. We began the semiannual reporting period in the wake of "Gray Monday," the start of a steep global correction. Turmoil in Asia cast a shadow of uncertainty across domestic and international markets, hitting technology stocks with particular force. Concerns that the Federal Reserve would raise interest rates added to market anxiety.
  In the first quarter of 1998, we saw the tide change dramatically. The fourth quarter correction gave way to a fast-paced rally here in the United States. But the first quarter's bounce back was still a rocky ride. All in all, the past half year again proves the importance of keeping a long-term focus. Investors who held on ended up with tidy gains for the semiannual period.

Q     HOW DID THE FUND PERFORM?

A     The fund turned in solid returns. For the six months ended April 30, 1998,
Kemper Blue Chip Fund returned 17.78 percent (Class A shares unadjusted for any sales charge). Relative to our peers, the fund did quite well. It outpaced the Lipper Growth and Income category average of 17.38 percent for the semiannual period.

Q     HOW DID YOU POSITION THE FUND DURING THIS CHANGING MARKET?

A     We were good in anticipating the crisis in Asia, and the portfolio had limited exposure to the troubled Asian markets. In the wake of the turmoil in Asia, the market drove down prices of many stocks, most notably technology, money-center banks, and cyclicals. In an uncertain market climate, we found attractive valuations and new opportunities. For instance, in technology, we built positions in quality companies including Hewlett-Packard, Sun Microsystems and IBM. Our conviction in these firms paid off, and the fund is reaping returns from all three. In addition to being good stocks, they also enhance our diversification among technology subsectors, which, in turn, helps us mitigate potential volatility.

      We also found good values in cyclical stocks. Our research led us to two chemical companies, PPG Industries and United Kingdom based Imperial Chemical Industries. Both are exceptionally managed companies with good fundamentals. Moreover, each is in the midst of restructuring, a potential catalyst for improved growth.

PERFORMANCE UPDATE

Q     HOW DO YOU FIND STOCKS THAT PERFORM WELL OVER THE LONG-TERM?

A     Research and discipline are key tools in crafting a solid portfolio. We add value through intensive research. Our goal is to get in front of the conventional Wall Street wisdom, and uncover stocks with great growth potential that the market is overlooking. Shareholders benefit by our early recognition of changing conditions, both within specific companies and across industries. Through this intensive process, we hone in on companies undergoing management or other structural changes, and on those launching new products. On an industry level, we seek out those areas poised for significant events, such as consolidations.

      The second key is discipline. We seek out companies that have sustainable earnings growth, and good market positions or potential. We don't let ourselves get carried away by the market's vicissitudes. This unflinching adherence to growth-at-the-right price (GARP) means that we may miss out on some short-term gains. By searching out stocks with good fundamentals and sensible valuations, we believe that we'll generate healthy, long-term returns. And our strict discipline gets us out of stocks before their valuations get too high.

Q     COULD YOU GIVE US SOME EXAMPLES OF THOSE PRINCIPLES IN ACTION?

A     Certainly. Our attentiveness to company and market trends led us to several companies undergoing restructuring. For instance, we own Stanley Works, a global hardware firm that boasts a strong franchise and new management, and R.R. Donnelley & Sons, a publishing firm which is also reaping the benefits of restructuring. We also were attuned to management changes and restructuring at Federal-Mogul, an auto-parts supplier. By recognizing these catalysts for growth early, we have entered these stocks when they were still "value" stocks. If our analysis is correct, we will reap benefits as the market recognizes the improved "growth" and can justify higher valuation metrics.

      Another good example of where our research paid off is ALZA, a pharmaceutical manufacturer. We saw the potential of its drug delivery technology before the company came into the spotlight, and added the stock to the portfolio more than a year and a half ago. This year, we've seen ALZA skyrocket, posting significant gains. However, we're not going to let ourselves get overly attached. As its valuations rise, we've reduced the fund's exposure.

      Another example is General Motors -- Class H. We had General Motors -- Class H in the portfolio a couple of years ago, and became familiar with the company. When GM Hughes Electronics segmented into several discrete units, we returned to the satellite broadcasting stub, because we understood its value. It wasn't covered extensively by Wall Street, but is now emerging as a well-regarded play on satellite broadcast services.

      Our research also drew us to Alcatel, an attractively valued American depository receipt from a French telecommunications company. Alcatel has been making positive strategic moves, such as spinning off divisions. In many ways, Alcatel harkens back to what Lucent Technologies was two years ago.

Q     WHAT HASN'T TURNED OUT AS WELL AS YOU'D HAVE LIKED?

A     The fund's semiannual performance did trail the overall market, as well as that of its benchmark, the Russell 1000 Index. In some cases, our more conservative outlook held us back. We were surprised by how quickly the market shrugged off the Asian situation. We had expected that money-center banks would be more vulnerable, given their Asian exposure. These stocks performed better than we had anticipated. We do own some of the key names, such as Nationsbank, but we've gravitated towards high-quality regional banks instead.

      Because of our valuation discipline, we were sidelined for portions of the market rally. Our stock selection process focuses on "blue chip" companies--established firms with hefty market capitalizations. The uncertainty generated by the fourth quarter's correction made many investors skittish, and caused them to seek a safe haven in large-company stocks. This flight caused prices to rise, and pushed the multiples of some stocks out of a zone that we believe is attractive and sustainable. We didn't participate fully in the consumer staples run up.

      We also reduced our health care exposure, because of valuation concerns. We did enjoy nice gains from American Home Products, McKesson and ALZA which were among the fund's briskly performing health care names.

Q     WHAT STOCKS AND SECTORS HOLD APPEAL?

A     We've been finding good values in insurance names. We think that going forward insurance stocks could hold considerable potential. The insurance industry is trending toward consolidation; and

PERFORMANCE UPDATE

as bank deregulations continue, insurance stocks will continue to gain appeal. During the semiannual period, we increased the fund's positions in American General Corp. and Jefferson-Pilot Corp. We've also added new names to the lineup, such as Lincoln National and Torchmark. We have a lot of conviction in Torchmark, a provider of insurance and financial services, including direct response marketing for banks. Its valuations are great and it counts among the fund's largest holdings. In keeping with the fund's focus on income as well as growth, we have also built up a small position (about two percent) in Real Estate Investment Trusts (REITs) to bolster yield.

      We've also been increasing our energy stake. The short-term, more emotional outlook surrounding energy is poor, but the valuations are good. The stocks are cheap, in terms of price and yield, and any sort of positive news could generate a marked impact. (We've built up energy to a slightly over-market weight.) During the semiannual period, we increased our existing holdings (Chevron Corp., Exxon Corp.) and added some new names, including Atlantic Richfield and Texaco.

      The fund also has telecommunications exposure, favoring long distance firms such as Sprint and WorldCom over regional bell operating companies. We think that the telecommunications sector will continue to thrive in the current economic climate. We've returned to Cincinnati Bell with considerable conviction--it's the fund's largest position. The company is nicely diversified, with direct marketing billing as well as regional telecommunication services.

Q     HOW DO YOU FEEL ABOUT THE MARKET GOING FORWARD?

A     We continue to be very positive about the long-term growth prospects of the U.S. equity market. However, short-term volatility will continue to be par for the course, and investors need to be prepared for ups and downs. By taking a stock-by-stock approach, we are confident that our focus on well-researched, large-cap companies will continue to provide shareholders with a reliable investment vehicle.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on April 30, 1998, and on October 31, 1997.

                                 [BAR GRAPH]

                        KEMPER BLUE CHIP FUND             KEMPER BLUE CHIP FUND
                             ON 4/30/98                        ON 10/31/97
CONSUMER NONDURABLES            19.0%                            24.6%

FINANCE                         18.7%                            20.5%

TECHNOLOGY                      13.4%                            13.1%

CAPITAL GOODS                    9.8%                             7.3%

ENERGY                           9.3%                             8.2%

HEALTH CARE                      9.0%                            12.1%

BASIC INDUSTRIES                 6.4%                             3.0%

UTILITIES                        6.0%                             4.8%

CONSUMER DURABLES                4.5%                             1.5%

TRANSPORTATION                   3.9%                             4.9%


A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Blue Chip Fund represented on April 30, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                        KEMPER BLUE CHIP FUND             RUSSELL 1000 INDEX
                             ON 4/30/98                        ON 4/30/98
CONSUMER NONDURABLES            19.0%                            20.6%

FINANCE                         18.7%                            18.9%

TECHNOLOGY                      13.4%                            14.6%

CAPITAL GOODS                    9.8%                             8.5%

ENERGY                           9.3%                             7.4%

HEALTH CARE                      9.0%                            11.8%

BASIC INDUSTRIES                 6.4%                             4.5%

UTILITIES                        6.0%                             9.8%

CONSUMER DURABLES                4.5%                             2.5%

TRANSPORTATION                   3.9%                             1.4%

* The Russell 1000 Index is an unmanaged capitalization weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States. This large capitalization market oriented index is highly correlated with the S&P 500 Stock Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 17.8 PERCENT OF THE FUND'S TOTAL NET ASSETS ON APRIL 30, 1998

---------------------------------------------------------------------------------------------------------
Holdings                                                                                          Percent
---------------------------------------------------------------------------------------------------------

1.          Cincinnati Bell, Inc.         Provides telecommunications services, information         2.0%
                                          systems, and marketing services.

2.          Hewlett-Packard               Designs, manufactures, markets and services a broad       1.9%
                                          array of precision electronic instruments and systems
                                          for measurement, analysis and computation.

3.          CIGNA Corp.                   A leading provider of insurance and related financial     1.9%
                                          services throughout the United States and the world.

4.          International Business        Manufactures computers and computer-related products.     1.9%
            Machines (IBM)

5.          American General Corp.        One of the nations largest consumer financial services    1.7%
                                          organizations. It is a leading provider of retirement
                                          annuities, consumer loans, and life insurance.

6.          Torchmark Corp.               An insurance and diversified financial services holding   1.7%
                                          company engaged in the sale of individual and group
                                          life and health insurance, annuities, financial
                                          planning services and investment products.

7.          Imperial Chemical Industries  A United Kingdom based manufacturer of industrial         1.7%
                                          chemicals, materials and paints.

8.          Stanley Works                 A worldwide producer of tools, hardware and specialty     1.7%
                                          hardware for consumer, home improvement, industrial and
                                          professional use.

9.          PPG Industries                A global manufacturer of automotive, industrial and       1.7%
                                          architectural coatings, glass and specialty chemicals.

10.         American Home Products        Engaged in the manufacture and marketing of health care   1.6%
                                          products, including pharmaceuticals, consumer health
                                          products and medical supplies.

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS                                                       NUMBER OF SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--6.2%                   Bowater, Inc.                                  120,000        $  6,713
                                         Imperial Chemical Industries, PLC              140,000          10,176
                                         Monsanto Co.                                   120,000           6,345
                                         PPG Industries                                 140,000           9,896
                                         Weyerhaeuser Co.                                75,000           4,322
                                         --------------------------------------------------------------------------
                                                                                                         37,452
-------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--9.5%                      Corning, Inc.                                  160,000           6,400
                                         Emerson Electric Co.                            80,900           5,147
                                         General Electric Co.                           100,400           8,547
                                         General Motors Corp.--Class H                  165,000           9,116
                                         Raytheon Co.                                   149,368           8,243
                                         Sundstrand Corp.                                85,000           5,870
                                         Textron, Inc.                                  120,000           9,390
                                         U.S. Industries                                175,000           4,747
                                         --------------------------------------------------------------------------
                                                                                                         57,460
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.6%             (a)CBS Corp.                                      200,000           7,125
                                      (a)Consolidated Stores Corp.                      190,000           7,600
                                         J.C. Penney, Inc.                              100,000           7,106
                                         May Department Stores Co.                      111,700           6,890
                                      (a)Mirage Resorts, Inc.                           220,000           4,854
                                         Newell Co.
                                         common stock                                   105,000           5,073
                                         convertible preferred                           62,000           3,550
                                      (a)Proffitt's, Inc.                               150,000           5,963
                                         R.R. Donnelley & Sons Co.                      199,000           8,768
                                      (a)Univision Communications, Inc.                 176,900           6,777
                                         Walt Disney Co.                                 50,000           6,216
                                         --------------------------------------------------------------------------
                                                                                                         69,922
-------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.4%                  Federal-Mogul Corp.
                                         common stock                                    40,000           2,588
                                         convertible preferred                           80,000           5,750
                                         Goodyear Tire & Rubber Co.                     113,200           7,924
                                         Stanley Works                                  198,500          10,161
                                         --------------------------------------------------------------------------
                                                                                                         26,423
-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.9%                   Dial Corp.                                     341,500           8,324
                                         H.J. Heinz Co.                                  80,000           4,360
                                         International Flavors & Fragrances             100,000           4,894
                                         Kimberly-Clark Corp.                           135,000           6,851
                                         McCormick & Co.                                270,000           9,248
                                      (a)MGM Grand                                      143,200           4,833
                                         Procter & Gamble Co.                            39,000           3,205
                                         --------------------------------------------------------------------------
                                                                                                         41,715

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------
ENERGY--9.1%                             Atlantic Richfield Co.                         110,000        $  8,580
                                         Chevron Corp.                                   90,000           7,442
                                         Enron Corp.                                    160,000           7,870
                                         Exxon Corp.                                     75,000           5,470
                                         Halliburton Co.                                 60,000           3,300
                                         Mobil Corp.                                    112,600           8,895
                                         Texaco                                         140,000           8,610
                                         Unocal Corp.                                   111,000           4,544
                                         --------------------------------------------------------------------------
                                                                                                         54,711
-------------------------------------------------------------------------------------------------------------------
FINANCE--18.3%                           American Express Co.                            22,000           2,244
                                         American General Corp.                         155,000          10,327
                                         AmSouth Bancorporation                          60,000           3,742
                                         Beneficial Corp.                                20,000           2,608
                                         Boston Properties Inc.                         158,600           5,244
                                         CIGNA Corp.                                     56,200          11,630
                                         Compass Bancshares                              99,200           4,811
                                         Equity Residential Properties Trust             70,000           3,439
                                         Federal National Mortgage Association           75,000           4,491
                                         First Chicago NBD Corp.                         30,000           2,786
                                         Fleet Financial Group, Inc.                     28,800           2,488
                                         General Growth Properties, Inc.                 84,800           3,042
                                         Jefferson-Pilot Corp.                          165,000           9,683
                                         KeyCorp                                        115,000           4,564
                                         Lincoln National Corp.                          70,000           6,217
                                         Mellon Bank Corp.                               45,000           3,240
                                         NationsBank                                     50,000           3,788
                                         Summit Bancorp                                  50,000           2,506
                                         Torchmark Corp.                                230,000          10,249
                                         Travelers Group                                 50,000           3,059
                                         Washington Mutual, Inc.                         85,400           5,983
                                         Wells Fargo & Co.                               10,000           3,685
                                         --------------------------------------------------------------------------
                                                                                                        109,826
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE--8.9%                        ALZA Corp.                                      40,000           1,917
                                         Abbott Laboratories                             85,000           6,216
                                         American Home Products Corp.                   105,000           9,778
                                         Baxter International, Inc.                     145,000           8,038
                                         Bristol-Myers Squibb Co.                        57,000           6,035
                                      (a)Crescendo Pharmaceutical Corp.                   6,182              77
                                      (a)HEALTHSOUTH Corp.                              155,000           4,679
                                         McKesson Corp.
                                         common stock                                    20,000           1,414
                                         convertible preferred                           30,000           2,929
                                         Schering-Plough Corp.                           90,200           7,227
                                      (a)Wellpoint Health Networks                       68,100           4,912
                                         --------------------------------------------------------------------------
                                                                                                         53,222

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--13.1%                        Alcatel Alsthom                                195,000        $  7,069
                                      (a)Cadence Design Systems                         100,000           3,631
                                      (a)Cisco Systems                                   45,000           3,296
                                         Computer Sciences Corp.                         60,000           3,165
                                      (a)Gartner Group                                  130,000           4,306
                                         Harris Corp.                                   110,000           5,321
                                         Hewlett-Packard Co.                            155,000          11,673
                                         International Business Machines Corp.          100,000          11,588
                                         Motorola                                       105,000           5,841
                                      (a)Seagate Technology                             100,000           2,669
                                      (a)Sterling Commerce, Inc.                         75,000           3,192
                                      (a)Sun Microsystems                               200,400           8,254
                                      (a)Teradyne, Inc.                                  65,000           2,373
                                         Texas Instruments                              100,000           6,406
                                         --------------------------------------------------------------------------
                                                                                                         78,784
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.8%                     CSX Corp.                                      140,000           7,350
                                         Canadian Pacific, Ltd.                         175,000           5,152
                                         Norfolk Southern Corp.                         160,000           5,350
                                         Union Pacific Corp., convertible
                                           preferred                                     95,000           5,011
                                         --------------------------------------------------------------------------
                                                                                                         22,863
-------------------------------------------------------------------------------------------------------------------
UTILITIES--5.9%                          AT&T                                            65,000           3,904
                                         Ameritech Corp.                                114,000           4,852
                                         Cincinnati Bell, Inc.                          309,100          11,823
                                         SBC Communications, Inc.                       127,000           5,263
                                         Sprint Corp.                                    65,000           4,440
                                      (a)WorldCom, Inc.                                 125,000           5,348
                                         --------------------------------------------------------------------------
                                                                                                         35,630
                                         --------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--97.7%
                                         (Cost: $514,634)                                               588,008
                                         --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
   CONVERTIBLE CORPORATE OBLIGATION                                                     AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.8%                         ALZA Corp., 5.00%, 2006
                                         (Cost: $3,196)                                  $3,200           4,392
                                         --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENT--2.3%
                                         Yield--5.49% to 5.64%
                                         Due--May 1998
                                         (Cost: $13,974)                                 14,000          13,975
                                         --------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.8%
                                         (Cost: $531,804)                                               606,375
                                         --------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(.8)%                  (4,590)
                                         --------------------------------------------------------------------------
                                         NET ASSETS--100%                                              $601,785
                                         --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $531,804,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $79,475,000, the gross unrealized depreciation was $4,904,000 and the net unrealized appreciation on investments was $74,571,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $531,804)                                                $606,375
------------------------------------------------------------------------
Cash                                                               2,016
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 3,501
------------------------------------------------------------------------
  Fund shares sold                                                   480
------------------------------------------------------------------------
  Dividends and interest                                             700
------------------------------------------------------------------------
    TOTAL ASSETS                                                 613,072
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           10,127
------------------------------------------------------------------------
  Fund shares redeemed                                               335
------------------------------------------------------------------------
  Management fee                                                     280
------------------------------------------------------------------------
  Distribution services fee                                          120
------------------------------------------------------------------------
  Administrative services fee                                        125
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             267
------------------------------------------------------------------------
  Trustees' fees                                                      33
------------------------------------------------------------------------
    Total liabilities                                             11,287
------------------------------------------------------------------------
NET ASSETS                                                      $601,785
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $483,227
------------------------------------------------------------------------
Undistributed net realized gain on investments                    42,598
------------------------------------------------------------------------
Net unrealized appreciation on investments                        74,571
------------------------------------------------------------------------
Undistributed net investment income                                1,389
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $601,785
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($400,737 / 21,993 shares outstanding)                          $18.22
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $19.33
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($175,428 / 9,668 shares outstanding)                           $18.15
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($18,788 / 1,029 shares outstanding)                            $18.25
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($6,832 / 374 shares outstanding)                               $18.26
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
  Dividends                                                                             $ 4,246
-----------------------------------------------------------------------------------------------
  Interest                                                                                  809
-----------------------------------------------------------------------------------------------
    Total investment income                                                               5,055
-----------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                          1,471
-----------------------------------------------------------------------------------------------
  Distribution services fee                                                                 613
-----------------------------------------------------------------------------------------------
  Administrative services fee                                                               612
-----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                    997
-----------------------------------------------------------------------------------------------
  Professional fees                                                                          11
-----------------------------------------------------------------------------------------------
  Reports to shareholders                                                                   106
-----------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                   66
-----------------------------------------------------------------------------------------------
    Total expenses                                                                        3,876
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                     1,179
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                              42,764
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                   40,696
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                  83,460
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $84,639
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                APRIL 30, 1998         OCTOBER 31,
                                                                 (UNAUDITED)              1997
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                            $  1,179                2,978
--------------------------------------------------------------------------------------------------
  Net realized gain                                                  42,764               56,879
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              40,696               14,551
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 84,639               74,408
--------------------------------------------------------------------------------------------------
Net equalization credits                                                 89                  209
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (1,759)              (2,968)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (57,273)             (48,419)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (59,032)             (51,387)
--------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        129,198              167,489
--------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        154,894              190,719
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                                 446,891              256,172
--------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,389 and $1,880, respectively)                                   $601,785              446,891
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,471,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                          COMMISSIONS    COMMISSIONS
                                                                          RETAINED BY   ALLOWED BY KDI
                                                                              KDI          TO FIRMS
                                                                          -----------   --------------
                             Six months ended April 30, 1998                $94,000        800,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                   DISTRIBUTION FEES      COMMISSIONS AND
                                                                       AND CDSC        DISTRIBUTION FEES PAID
                                                                    RECEIVED BY KDI       BY KDI TO FIRMS
                                                                   -----------------   ----------------------
                             Six months ended April 30, 1998           $748,000              $1,277,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY     ASF PAID BY
                                                                         THE FUND TO KDI   KDI TO FIRMS
                                                                         ---------------   ------------
                             Six months ended April 30, 1998                $612,000          636,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $782,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $503,615

                             Proceeds from sales                         415,211

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 1998                    OCTOBER 31, 1997
                                                              ---------------------             ------------------------
                                                              SHARES         AMOUNT             SHARES          AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                 6,161       $ 110,120             6,618       $  112,272
                                       ---------------------------------------------------------------------------------
                                        Class B                 3,039          52,693             5,184           87,500
                                       ---------------------------------------------------------------------------------
                                        Class C                   520           9,142               580            9,803
                                       ---------------------------------------------------------------------------------
                                        Class I                   192           3,403               407            7,030
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 2,373          37,892             2,615           38,297
                                       ---------------------------------------------------------------------------------
                                        Class B                   978          16,011               716           10,448
                                       ---------------------------------------------------------------------------------
                                        Class C                    88           1,411                40              586
                                       ---------------------------------------------------------------------------------
                                        Class I                    48             756                 1               23
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (4,262)        (75,004)           (3,646)         (61,114)
                                       ---------------------------------------------------------------------------------
                                        Class B                (1,041)        (21,446)           (1,845)         (31,843)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (179)         (3,127)             (201)          (3,375)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (154)         (2,653)             (121)          (2,138)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   318           5,504               209            3,585
                                       ---------------------------------------------------------------------------------
                                        Class B                  (319)         (5,504)             (210)          (3,585)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 129,198                         $  167,489
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------
                                                               CLASS A
                                           -----------------------------------------------
                                           SIX MONTHS         YEAR ENDED OCTOBER 31,
                                           ENDED APRIL   ---------------------------------
                                            30, 1998     1997    1996    1995    1994
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.68      17.14   14.87   12.33   13.88
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .07        .18     .22     .19     .19
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.75       3.70    3.45    2.57    (.71)
------------------------------------------------------------------------------------------
Total from investment operations               2.82       3.88    3.67    2.76    (.52)
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .09        .21     .20     .20     .19
------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19       3.13    1.20     .02     .84
------------------------------------------------------------------------------------------
Total dividends                                2.28       3.34    1.40     .22    1.03
------------------------------------------------------------------------------------------
Net asset value, end of period               $18.22      17.68   17.14   14.87   12.33
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.78%     26.78   26.72   22.74   (3.82)
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                       1.20%      1.19    1.26    1.30    1.48
------------------------------------------------------------------------------------------
Net investment income                           .73%      1.07    1.40    1.47    1.50
------------------------------------------------------------------------------------------

                                           --------------------------------------------------------
                                                                   CLASS B
                                           --------------------------------------------------------
                                           SIX MONTHS    YEAR ENDED OCTOBER 31,    MAY 31 TO
                                           ENDED APRIL   ----------------------   OCTOBER 31,
                                            30, 1998     1997    1996    1995        1994
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.61      17.09   14.82   12.29       12.30
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.02)       .04     .10     .09         .06
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.76       3.67    3.45    2.56        (.01)
---------------------------------------------------------------------------------------------------
Total from investment operations               2.74       3.71    3.55    2.65         .05
---------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .01        .06     .08     .10         .06
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19       3.13    1.20     .02          --
---------------------------------------------------------------------------------------------------
Total dividends                                2.20       3.19    1.28     .12         .06
---------------------------------------------------------------------------------------------------
Net asset value, end of period               $18.15      17.61   17.09   14.82       12.29
---------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.30%     25.62   25.82   21.76         .42
---------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------
Expenses                                       2.08%      2.06    2.08    2.06        2.43
---------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.15)%      .20     .58     .71         .33
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS C
                                           ------------------------------------------------
                                           SIX MONTHS                             MAY 31,
                                             ENDED      YEAR ENDED OCTOBER 31,      TO
                                           APRIL 30,    ----------------------   OCTOBER 31,
                                              1998      1997    1996    1995       1994
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.69     17.15   14.88   12.32      12.30
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.01)      .03     .10     .07        .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.78      3.71    3.45    2.62       (.01)
-------------------------------------------------------------------------------------------
Total from investment operations               2.77      3.74    3.55    2.69        .08
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .02       .07     .08     .11        .06
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19      3.13    1.20     .02         --
-------------------------------------------------------------------------------------------
Total dividends                                2.21      3.20    1.28     .13        .06
-------------------------------------------------------------------------------------------
Net asset value, end of period               $18.25     17.69   17.15   14.88      12.32
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.37%    25.71   25.75   22.04        .67
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       2.03%     2.00    2.05    2.01       2.33
-------------------------------------------------------------------------------------------
Net investment income (loss)                   (.10)%     .26     .61     .76        .43
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                           CLASS I
                                           ----------------------------------------
                                           SIX MONTHS                  NOVEMBER 22,
                                              ENDED      YEAR ENDED      1995 TO
                                            APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                              1998          1997           1996
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period         $17.72         17.18         15.30
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .11           .32           .36
-----------------------------------------------------------------------------------
  Net realized and unrealized gain             2.76          3.58          2.96
-----------------------------------------------------------------------------------
Total from investment operations               2.87          3.90          3.32
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .14           .23           .24
-----------------------------------------------------------------------------------
  Distribution from net realized gain          2.19          3.13          1.20
-----------------------------------------------------------------------------------
Total dividends                                2.33          3.36          1.44
-----------------------------------------------------------------------------------
Net asset value, end of period               $18.26         17.72         17.18
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 18.07%        26.89         21.89
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------
Expenses                                        .73%          .70          1.31
-----------------------------------------------------------------------------------
Net investment income                          1.20%         1.56          1.33
-----------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                YEAR ENDED OCTOBER 31,
                                            APRIL 30,    ------------------------------------------
                                              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $601,785     446,891   256,172   168,266   153,172
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                          157%         183       166       117       131
---------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April
30, 1998 and the years ended October 31, 1997 and 1996 were $.0585, $.0593 and $.0560, respectively.
---------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Blue Chip Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                For       Withheld
   David W. Belin            12,746,056   213,642
   Lewis A. Burnham          12,760,038   199,660
   Donald L. Dunaway         12,759,238   200,460
   Robert B. Hoffman         12,759,451   200,247
   Donald R. Jones           12,754,375   205,323
   Shirley D. Peterson       12,753,997   205,701
   Daniel Pierce             12,751,698   208,000
   William P. Sommers        12,760,522   199,176
   Edmond D. Villani         12,747,946   211,753

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                      For       Against         Abstain
                12,578,824      87,247          293,627

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                      For       Against         Abstain
                11,937,496      211,426         414,981

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                      For       Against         Abstain
                11,272,684      472,198         825,979

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                      For       Against         Abstain
   Class B      3,379,240       66,605         123,871
   Class C        272,390        1,506          11,746

NOTES

TRUSTEES & OFFICERS

TRUSTEES                             OFFICERS

DANIEL PIERCE                        MARK CASADY
Chairman and Trustee                 President

DAVID W. BELIN                       PHILIP J. COLLORA
Trustee                              Vice President and
                                     Secretary

LEWIS A. BURNHAM                     JOHN R. HEBBLE
Trustee                              Treasurer

DONALD L. DUNAWAY                    TRACY MCCORMICK CHESTER
Trustee                              Vice President

ROBERT B. HOFFMAN                    JERALD K. HARTMAN
Trustee                              Vice President

DONALD R. JONES                      THOMAS W. LITTAUER
Trustee                              Vice President

SHIRLEY D. PETERSON                  ANN M. MCCREARY
Trustee                              Vice President

WILLIAM P. SOMMERS                   KATHRYN L. QUIRK
Trustee                              Vice President

EDMOND D. VILLANI                    STEVEN H. REYNOLDS
Trustee                              Vice President

                                     LINDA J. WONDRACK
                                     Vice President

                                     MAUREEN E. KANE
                                     Assistant Secretary

                                     CAROLINE PEARSON
                                     Assistant Secretary

                                     ELIZABETH C. WERTH
                                     Assistant Secretary


------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419557
                                      Kansas City, MO 64141
------------------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT          INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania
                                      Kansas City, MO 64105
------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

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This report is not to be distributed unless preceded
or accompanied by a Kemper Equity Funds/Growth Style prospectus.

KBCF - 3 (6/98) 1048340

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)